                    SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 10, 2003

             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)

  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On January 27, 2003,  Registrant  made available  the Monthly
         Servicer and Settlement Certificates for the Due Period ended
         December 31, 2002, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
     Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)

Date   April 30, 2003                    By: /s/ Ronald D. Markle
       ----------------                            -----------------------------
                                                   Ronald D. Markle
                                                   Vice President and Controller

                                    FORM 8-K

                                  EXHIBIT INDEX

Exhibit
Number    Description

  20.1    Monthly  Servicer and Settlement  Certificate #89, Series 1995-1
          dated January 10, 2003

  20.2    Monthly  Servicer and Settlement  Certificate #63, Series 1997-1
          dated January 10, 2003

  20.3    Monthly  Servicer and Settlement  Certificate #55, Series 1998-1
          dated January 10, 2003

  20.4    Monthly  Servicer and Settlement  Certificate #30,  Series 2000-1
          dated January 10, 2003

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 89

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1995-1

Under the Series 1995-1  Supplement dated as of June 8, 1995 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
1995-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of January 27,  2003,  the  Transfer  Date of
January 24, 2003 and with respect to the  performance of the Master Trust during the Due Period  ended on December  31, 2002 and the  Distribution  Period  ended
January 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original  principal  amount of $1,000 per Investor  Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement.

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	524,795.00
3.2 The amount of NITC Finance Charges for the Due Period	1,970,836.10
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	801,506,864.92
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	235,816,931.05
3.6 The aggregate principal amount of Dealer Notes purchased by the Master
Trust during the Due Period	271,673,558.68
3.7 The amount of the Servicing Fee for the Due Period	678,891.46
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	140,486,470.31
3.10 The aggregate amount of Collections for the Due Period	377,818,182.32
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,023,026.78
3.12 The aggregate amount of Principal Collections for the Due Period	373,795,155.54
3.13 The amount of Dealer Note Losses for the Due Period	46,815.04
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	814,669,750.82
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of
the Agreement	137,978,224.49
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	137,816,719.49
b. Description of each Eligible Investment	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.33%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
as of the end of the Due Period	8,587,268.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period
i)Nalley Motor Trucks
ii)City Intl Trucks Inc
iii)Prairie International
iv)Southland Int'l Trks
v)Southwest Intl Trks Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than
30 days) as a percentage of the total principal amount outstanding, as
of the end of the Due Period	0.52%
4.0 Series 1995-1 Information
4.1 The Deficiency Amount as of the Transfer Date (after giving effect to
the transactions set forth in Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	31,000,000.00
4.2b The Available Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
giving effect to the transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the Transfer Date (after giving effect to the transactions set forth in Article
IV of the Supplement)	0.00
4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the Transfer Date (after giving effect to the transactions set forth in
Article IV of the Supplement)	0.00
4.7 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
payments made on the Distribution Date)	200,000,000.00
4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period	11,792.57
4.9 The amount of Series Allocable Finance Charge Collections for the Due
Period	1,013,388.38
4.10 The amount of Series Allocable Principal Collections for the Due Period	94,157,878.30
4.11 The amount of Series Principal Account Losses for the Due Period	0.00
4.12 The amount of Investor Dealer Note Losses for the Due Period	9,827.93
4.13 The amount of Investor Finance Charge Collections for the Due Period	844,557.87
4.14 The amount of Investor Principal Collections for the Due Period	78,481,003.70
4.15 The amount of Available Certificateholder's Interest Collections for the
Due Period	888,217.81
4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period	78,481,003.70
4.17 The aggregate amount of the Series 1995-1 Principal Shortfall, if any, for
the Due Period	0.00
4.18 The Seller's Percentage for the Due Period	16.66%
4.19 The Excess Seller's Percentage for the Due Period	2.75%
4.20 The aggregate amount of Seller's Principal Collections for the Due Period	15,686,702.52
4.21 The amount of Available Seller's Finance Charge Collections for the Due
Period	171,363.97
4.22 The aggregate amount of Available Seller's Principal Collections for the
Due Period	13,097,360.87
4.23 The aggregate amount of Excess Seller's Principal Collections for the
Due Period	2,589,341.65
4.24 The Controlled Amortization Amount, if applicable, for the Due Period	0.00
4.25 The Minimum Series 1995-1 Master Trust Seller's Interest as of the
Distribution Date (after giving effect to the transactions set forth in
Article IV of the Supplement)	39,369,735.16
4.26 The Series 1995-1 Allocation Percentage for the Due Period	25.19%
4.27 The Floating Allocation Percentage for the Due Period	83.34%
4.28 The Principal Allocation Percentage, if applicable, for the Due Period	0.00%
4.29 The total amount to be distributed on the Series 1995-1 Certificates on
the Distribution Date	458,570.48
4.30 The total amount, if any, to be distributed on the Series 1995-1 Certificates
on the Distribution Date allocable to the Invested Amount	0.00
4.31 The total amount, if any, to be distributed on the Series 1995-1 Certificates
on the Distribution Date allocable to interest on the Series 1995-1 Certificates	306,222.22
4.32 The Draw Amount as of the Transfer Date	0.00
4.33 The amount of Investor Charge-Offs as of the Transfer Date	0.00
4.34 The amount of reimbursement of Investor Charge-Offs as of the Transfer
Date	0.00
4.35 The amount of the Investor Servicing Fee to be paid on such Distribution
Date	142,520.33
4.36 The aggregate amount of funds on deposit in the Negative Carry Reserve
Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the
Supplement and of the Agreement)	0.00
4.37 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
of the Agreement)	0.00
4.38 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
Agreement)	2,500,000.00
4.39 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.40 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.41 The amount of Excess Interest Collections for the Due Period	429,647.33
4.42 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period	78,481,003.70
4.43 The amount of Excess Interest Collections for the Due Period allocated
to other Series	0.00
4.44 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period allocated to Other Series	0.00
4.45 The percentages and all other information calculated pursuant to Sections
6.01 and 7.01 of the Supplement	N/A
4.46 The amount of Remaining Available Seller´s Principal Collections for the
Due Period	0.00
4.47 The amount of Series 1995-1 Shared Seller´s Principal Collections for the
Due Period	15,686,702.52
4.48 The aggregate amount of Shared Seller´s Principal Collections from
Other Series for the Due Period	0.00
4.49 The amount of all Shared Seller´s Principal Collections allocated to Series
1995-1 for the Due Period	0.00
4.50 The aggregate amount of all Shared Seller´s Principal Collections
allocated to Other Series for the Due Period	0.00
4.51 The aggregate amount of all Early Distribution Amounts paid or deemed
paid for the Distribution Period	0.00

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 63

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                 SERIES 1997-1

     Under  the  Series  1997-1Supplement  dated  as of  August  19,  1997  (the
"Supplement") by and among Navistar  Financial  Corporation,  ("NFC"),  Navistar
Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee
(the "Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of
June 8, 1995 (as amended and  supplemented,  the  "Agreement") by and among NFC,
NFSC,  the Master  Trust  Trustee and The Chase  Manhattan  Bank,  as 1990 Trust
Trustee,  the Master Trust  Trustee is required to prepare  certain  information each month regarding  current  distributions to certain accounts and payments to
Series 1997-1  Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the  Distribution  Date of January 27,  2003,  the  Transfer  Date of
January 24, 2003 and with respect to the  performance of the Master Trust during the Due Period  ended on December  31, 2002 and the  Distribution  Period  ended
January 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original  principal  amount of $1,000 per Investor  Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement.

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	524,795.00
3.2 The amount of NITC Finance Charges for the Due Period	1,970,836.10
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	801,506,864.92
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	235,816,931.05
3.6 The aggregate principal amount of Dealer Notes purchased by the Master
Trust during the Due Period	271,673,558.68
3.7 The amount of the Servicing Fee for the Due Period	678,891.46
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	140,486,470.31
3.1 The aggregate amount of Collections for the Due Period	377,818,182.32
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,023,026.78
3.12 The aggregate amount of Principal Collections for the Due Period	373,795,155.54
3.13 The amount of Dealer Note Losses for the Due Period	46,815.04
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	814,669,750.82
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of
the Agreement	137,978,224.49
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	137,816,719.49
b. Description of each Eligible Investment	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.33%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
of the end of the Due Period	8,587,268.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period
i)Nalley Motor Trucks
ii)City Intl Trucks Inc
iii)Prairie International
iv)Southland Int'l Trks
v)Southwest Intl Trks Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than
30 days) as a percentage of the total principal amount outstanding, as of
the end of the Due Period	0.52%
4.0 Series 1997-1 Information
4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	31,000,000.00
4.2b The Available Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
giving effect to the transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
Transfer Date (after giving effect to the transactions set forth in Article
IV of the Supplement	0.00
4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
made on the Distribution Date)	200,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period	11,672.82
4.8 The amount of Series Allocable Finance Charge Collections for the Due
Period	1,003,097.47
4.9 The amount of Series Allocable Principal Collections for the Due Period	93,201,710.29
4.10 The amount of Series Principal Account Losses for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for the Due Period	9,828.51
4.12 The amount of Investor Finance Charge Collections for the Due Period	844,608.07
4.13 The amount of Investor Principal Collections for the Due Period	78,485,668.57
4.14 The amount of Available Certificateholder's Interest Collections for the
Due Period	887,852.06
4.15 The amount of Series 1997-1 Shared Principal Collections for the Due Period	78,485,668.57
4.16 The aggregate amount of the Series 1997-1 Principal Shortfall, if any, for
the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	15.80%
4.18 The Excess Seller's Percentage for the Due Period	2.75%
4.19 The aggregate amount of Seller's Principal Collections for the Due Period	14,725,870.23
4.20 The amount of Available Seller's Finance Charge Collections for the Due
Period	160,997.14
4.21 The aggregate amount of Available Seller's Principal Collections for the Due
Period	12,162,823.19
4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
Period	2,563,047.03
4.23 The Controlled Amortization Amount, if applicable, for the Due Period	0.00
4.24 The Minimum Series 1997-1 Master Trust Seller's Interest as of the
Distribution Date (after giving effect to the transactions set forth in
Article IV of the Supplement)	37,000,000.00
4.25 The Series 1997-1 Allocation Percentage for the Due Period	24.93%
4.26 The Floating Allocation Percentage for the Due Period	84.20%
4.27 The Principal Allocation Percentage, if applicable, for the Due Period	0.00%
4.28 The total amount to be distributed on the Series 1997-1 Certificates on the
Distribution Date	431,912.88
4.29 The total amount, if any, to be distributed on the Series 1997-1 Certificates
on the Distribution Date allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on the Series 1997-1 Certificates
on the Distribution Date allocable to interest on the Series 1997-1 Certificates	279,555.56
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of the Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
Date	0.00
4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
Date	142,528.81
4.35 The aggregate amount of funds on deposit in the Series Principal
Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
Agreement)	2,500,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.39 The amount of Excess Interest Collections for the Due Period	455,939.18
4.40 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period	78,485,668.57
4.41 The amount of Excess Interest Collections for the Due Period allocated to
other Series	0.00
4.42 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period allocated to Other Series	0.00
4.43 The percentages and all other information calculated pursuant to Sections
6.01 of the Supplement	N/A
4.44 The amount of Remaining Available Seller´s Principal Collections for the
Due Period	0.00
4.45 The amount of Series 1997-1 Shared Seller´s Principal Collections for the
Due Period	14,725,870.23
4.46 The aggregate amount of Shared Seller´s Principal Collections from Other
Series for the Due Period	0.00
4.47 The amount of all Shared Seller´s Principal Collections allocated to Series
1997-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller´s Principal Collections allocated
to Other Series for the Due Period	0.00
4.49 The aggregate amount of all Early Distribution Amounts paid or deemed paid
for the Distribution Period	N/A

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 55

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1

     Under  the  Series  1998-1  Supplement  dated  as of  July  17,  1998  (the
"Supplement") by and among Navistar  Financial  Corporation,  ("NFC"),  Navistar
Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee
(the "Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of
June 8, 1995 (as amended and  supplemented,  the  "Agreement") by and among NFC,
NFSC,  the Master  Trust  Trustee and The Chase  Manhattan  Bank,  as 1990 Trust
Trustee,  the Master Trust  Trustee is required to prepare  certain  information each month regarding  current  distributions to certain accounts and payments to
Series 1998-1  Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the  Distribution  Date of January 27,  2003,  the  Transfer  Date of
January 24, 2003 and with respect to the  performance of the Master Trust during the Due Period  ended on December  31, 2002 and the  Distribution  Period  ended
January 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original  principal  amount of $1,000 per Investor  Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement.

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	524,795.00
3.2 The amount of NITC Finance Charges for the Due Period	1,970,836.10
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	801,506,864.92
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	235,816,931.05
3.6 The aggregate principal amount of Dealer Notes purchased by the Master
Trust during the Due Period	271,673,558.68
3.7 The amount of the Servicing Fee for the Due Period	678,891.46
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	140,486,470.31
3.1 The aggregate amount of Collections for the Due Period	377,818,182.32
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,023,026.78
3.12 The aggregate amount of Principal Collections for the Due Period	373,795,155.54
3.13 The amount of Dealer Note Losses for the Due Period	46,815.04
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	814,669,750.82
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of
the Agreement	137,978,224.49
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	137,816,719.49
b. Description of each Eligible Investment	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.33%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
of the end of the Due Period	8,587,268.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period
i)Nalley Motor Trucks
ii)City Intl Trucks Inc
iii)Prairie International
iv)Southland Int'l Trks
v)Southwest Intl Trks Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than
30 days) as a percentage of the total principal amount outstanding, as of
the end of the Due Period	0.52%
4.0 Series 1998-1 Information
4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	31,000,000.00
4.2b The Available Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	31,000,000.00
4.3 The Projected Spread for the following Distribution Period	2,500,000.00
4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
giving effect to the transactions set forth in Article IV of the Supplement)	2,500,000.00
4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
Transfer Date (after giving effect to the transactions set forth in Article
IV of the Supplement	0.00
4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
made on the Distribution Date)	200,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period	11,672.82
4.8 The amount of Series Allocable Finance Charge Collections for the Due
Period	1,003,097.47
4.9 The amount of Series Allocable Principal Collections for the Due Period	93,201,710.29
4.10 The amount of Series Principal Account Losses for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for the Due Period	9,828.51
4.12 The amount of Investor Finance Charge Collections for the Due Period	844,608.07
4.13 The amount of Investor Principal Collections for the Due Period	78,485,668.57
4.14 The amount of Available Certificateholder's Interest Collections for the
Due Period	887,852.06
4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period	78,485,668.57
4.16 The aggregate amount of the Series 1998-1 Principal Shortfall, if any, for
the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	15.80%
4.18 The Excess Seller's Percentage for the Due Period	2.75%
4.19 The aggregate amount of Seller's Principal Collections for the Due Period	14,725,870.23
4.20 The amount of Available Seller's Finance Charge Collections for the Due
Period	160,997.14
4.21 The aggregate amount of Available Seller's Principal Collections for the
Due Period	12,162,823.19
4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
Period	2,563,047.03
4.23 The Controlled Amortization Amount, if applicable, for the Due Period	0.00
4.24 The Minimum Series 1998-1 Master Trust Seller's Interest as of the
Distribution Date (after giving effect to the transactions set forth in
Article IV of the Supplement)	37,000,000.00
4.25 The Series 1998-1 Allocation Percentage for the Due Period	24.93%
4.26 The Floating Allocation Percentage for the Due Period	84.20%
4.27 The Principal Allocation Percentage, if applicable, for the Due Period	0.00%
4.28 The total amount to be distributed on the Series 1998-1 Certificates on the
Distribution Date	433,690.65
4.29 The total amount, if any, to be distributed on the Series 1998-1 Certificates
on the Distribution Date allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on the Series 1998-1 Certificates
on the Distribution Date allocable to interest on the Series 1998-1 Certificates	281,333.33
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of the Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
Date	0.00
4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
Date	142,528.81
4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
Agreement)	2,500,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.39 The amount of Excess Interest Collections for the Due Period	454,161.41
4.40 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period	78,485,668.57
4.41 The amount of Excess Interest Collections for the Due Period allocated to
other Series	0.00
4.42 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period allocated to Other Series	0.00
4.43 The percentages and all other information calculated pursuant to Sections
6.01 of the Supplement	N/A
4.44 The amount of Remaining Available Seller´s Principal Collections for the
Due Period	0.00
4.45 The amount of Series 1998-1 Shared Seller´s Principal Collections for the
Due Period	14,725,870.23
4.46 The aggregate amount of Shared Seller´s Principal Collections from Other
Series for the Due Period	0.00
4.47 The amount of all Shared Seller´s Principal Collections allocated to Series
1998-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller´s Principal Collections allocated
to Other Series for the Due Period	0.00
4.49 The aggregate amount of all Early Distribution Amounts paid or deemed paid
for the Distribution Period	0.00

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 30

                            DEALER NOTE MASTER TRUST

                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of January 27,  2003,  the  Transfer  Date of
January 24, 2003 and with respect to the  performance of the Master Trust during the Due Period  ended on December  31, 2002 and the  Distribution  Period  ended
January 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original  principal  amount of $1,000 per Investor  Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement.

1 NFC is Servicer under the Agreement
2 The undersigned is a Servicing Officer
3 Master Trust Information
3.1 The amount of the Advance, if any, for the Due Period	524,795.00
3.2 The amount of NITC Finance Charges for the Due Period	1,970,836.10
3.3 The average daily balance of Dealer Notes outstanding during the Due Period	801,506,864.92
3.4 The total amount of Advance Reimbursements for the Due Period	0.00
3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period	235,816,931.05
3.6 The aggregate principal amount of Dealer Notes purchased by the Master
Trust during the Due Period	271,673,558.68
3.7 The amount of the Servicing Fee for the Due Period	678,891.46
3.8 The average daily Master Trust Seller's Interest during the Due Period	140,486,470.31
3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	140,486,470.31
3.10 The aggregate amount of Collections for the Due Period	377,818,182.32
3.11 The aggregate amount of Finance Charge Collections for the Due Period	4,023,026.78
3.12 The aggregate amount of Principal Collections for the Due Period	373,795,155.54
3.13 The amount of Dealer Note Losses for the Due Period	46,815.04
3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period	814,669,750.82
3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of
the Agreement	137,978,224.49
3.16 Eligible Investments in the Excess Funding Account:
a. The aggregate amount of funds invested in Eligible Investments	137,816,719.49
b. Description of each Eligible Investment	JP Morgan Prime Money Market	Fund
c. The rate of interest applicable to each such Eligible Investment	1.33%
d. The rating of each such Eligible Investment	AAAm/Aaa
3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
of the end of the Due Period	8,587,268.91
3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period
i)Nalley Motor Trucks
ii)City Intl Trucks Inc
iii)Prairie International
iv)Southland Int'l Trks
v)Southwest Intl Trks Inc
3.19 Aggregate amount of delinquent principal payments (past due greater than
30 days) as a percentage of the total principal amount outstanding, as of
the end of the Due Period	0.52%
4 Series 2000-1 Information
4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
transactions set forth in Article IV of the Supplement)	0.00
4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	19,080,000.00
4.2b The Available Subordinated Amount as of the Transfer Date (after giving
effect to the transactions set forth in Article IV of the Supplement)	19,080,000.00
4.3 The Projected Spread for the following Distribution Period	2,650,000.00
4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
giving effect to the transactions set forth in Article IV of the Supplement)	2,650,000.00
4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
Transfer Date (after giving effect to the transactions set forth in Article
IV of the Supplement	0.00
4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
made on the Distribution Date)	212,000,000.00
4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period	11,676.84
4.8 The amount of Series Allocable Finance Charge Collections for the Due
Period	1,003,443.45
4.9 The amount of Series Allocable Principal Collections for the Due Period	93,233,856.67
4.10 The amount of Series Principal Account Losses for the Due Period	0.00
4.11 The amount of Investor Dealer Note Losses for the Due Period	10,418.08
4.12 The amount of Investor Finance Charge Collections for the Due Period	895,272.25
4.13 The amount of Investor Principal Collections for the Due Period	83,193,665.00
4.14 The amount of Available Certificateholder's Interest Collections for the
Due Period	938,690.00
4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period	83,193,665.00
4.16 The aggregate amount of the Series 2000-1 Principal Shortfall, if any, for
the Due Period	0.00
4.17 The Seller's Percentage for the Due Period	10.78%
4.18 The Excess Seller's Percentage for the Due Period	2.75%
4.19 The aggregate amount of Seller's Principal Collections for the Due Period	10,050,609.75
4.20 The amount of Available Seller's Finance Charge Collections for the Due
Period	110,679.81
4.21 The aggregate amount of Available Seller's Principal Collections for the
Due Period	7,486,678.69
4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
Period	2,563,931.06
4.23 The Controlled Amortization Amount, if applicable, for the Due Period	0.00
4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of the
Distribution Date (after giving effect to the transactions set forth in
Article IV of the Supplement)	25,440,000.00
4.25 The Series 2000-1 Allocation Percentage for the Due Period	24.94%
4.26 The Floating Allocation Percentage for the Due Period	89.22%
4.27 The Principal Allocation Percentage, if applicable, for the Due Period	0.00%
4.28 The total amount to be distributed on the Series 2000-1 Certificates on the
Distribution Date	479,869.86
4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates
on the Distribution Date allocable to the Invested Amount	0.00
4.30 The total amount, if any, to be distributed on the Series 2000-1 Certificates
on the Distribution Date allocable to interest on the Series 2000-1 Certificates	318,373.33
4.31 The Draw Amount as of the Transfer Date	0.00
4.32 The amount of Investor Charge-Offs as of the Transfer Date	0.00
4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
Date	0.00
4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
Date	151,078.46
4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
and of the Agreement)	0.00
4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
Agreement)	2,650,000.00
4.37 Eligible Investments in the Series Principal Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.38 Eligible Investments in the Liquidity Reserve Account:
a. The aggregate amount of funds invested in Eligible Investments	0.00
b. Description of each Eligible Investment:	N/A
c. The rate of interest applicable to each such Eligible Investment	%
d. The rating of each such Eligible Investment	N/A
4.39 The amount of Excess Interest Collections for the Due Period	458,820.14
4.40 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period	83,193,665.00
4.41 The amount of Excess Interest Collections for the Due Period allocated to
other Series	0.00
4.42 The amount of Investor Principal Collections treated as Shared Principal
Collections for the Due Period allocated to Other Series	0.00
4.43 The percentages and all other information calculated pursuant to
Sections 6.01 and 7.01 of the Supplement	N/A
4.44 The amount of Remaining Available Seller´s Principal Collections for the
Due Period	0.00
4.45 The amount of Series 2000-1 Shared Seller´s Principal Collections for the
Due Period	10,050,609.75
4.46 The aggregate amount of Shared Seller´s Principal Collections from Other
Series for the Due Period	0.00
4.47 The amount of all Shared Seller´s Principal Collections allocated to Series
2000-1 for the Due Period	0.00
4.48 The aggregate amount of all Shared Seller´s Principal Collections
allocated to Other Series for the Due Period	0.00